Stifel Conference Presentation February 2017 Exhibit 99.1

Disclaimers | Investor Presentation February 2017 Non-GAAP Financial Measures This presentation contains certain non-GAAP financial measures as defined under the rules of the Securities and Exchange Commission ("SEC"), including adjusted earnings before interest, taxes, depreciation and amortization (“adjusted EBITDA”) for full year 2016, 2017 and 2018, and free cash flow for full year 2016. With respect to our 2016, 2017 and 2018 financial targets for adjusted EBITDA and our 2016 target for free cash flow, each of which is a non-GAAP measure, a reconciliation of the non-GAAP measure to the corresponding measure under United States generally accepted accounting principles ("GAAP”) is not available without unreasonable effort due to the variability and complexity of the non-cash and other items described below that we exclude from the non-GAAP target measure. The variability of these items may have a significant impact on our future GAAP financial results and, as a result, we are unable to prepare the forward-looking balance sheet, statement of income and statement of cash flow, prepared in accordance with GAAP, that would be required to produce such a reconciliation. We believe that free cash flow is an important measure of our ability to repay maturing debt or fund other uses of capital that we believe will enhance stockholder value. We believe that adjusted EBITDA improves comparability from period to period by removing the impact of our capital structure (interest expense from our outstanding debt), asset base (depreciation and amortization) tax consequences, and other items. In addition to its use by management, we believe that adjusted EBITDA is a measure that is widely used by securities analysts, investors and others to evaluate the financial performance of companies in our industry. Other companies may calculate adjusted EBITDA differently, and therefore our measure may not be comparable to similarly titled measures of other companies. Free cash flow and adjusted EBITDA are not measures of financial performance or liquidity under GAAP and should not be considered in isolation or as an alternative to net income, cash flows from operating activities and other measures determined in accordance with GAAP. Items excluded from adjusted EBITDA are significant and necessary components of the operations of our business, and, therefore, adjusted EBITDA should only be used as a supplemental measure of our operating performance. Forward-looking Statements This presentation includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including our financial targets. All statements other than statements of historical fact are, or may be deemed to be, forward-looking statements. In some cases, forward-looking statements can be identified by the use of forward-looking terms such as "anticipate," "estimate," "believe," "continue," "could," "intend," "may," "plan," "potential," "predict," "should," "will," "expect," "objective," "projection," "forecast," "goal," "guidance," "outlook," "effort," "target" or the negative of these terms or other comparable terms. However, the absence of these words does not mean that the statements are not forward-looking. These forward-looking statements are based on certain assumptions and analyses made by us in light of our experience and our perception of historical trends, current conditions and expected future developments, as well as other factors we believe are appropriate in the circumstances. These forward-looking statements are subject to known and unknown risks, uncertainties and assumptions that may cause actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. Factors that might cause or contribute to a material difference include the risks discussed in our filings with the SEC and the following: economic conditions generally; competition and pricing pressures; our ability to align our investments in capital assets, including equipment, service centers and warehouses, to our customers’ demands; our ability to successfully manage our growth, including by maintaining effective internal controls; our ability to successfully integrate and realize anticipated synergies, cost savings and profit improvement opportunities with respect to acquired companies; our ability to retain our and our acquired businesses’ largest customers; our ability to develop and implement suitable information technology systems; our substantial indebtedness; our ability to raise debt and equity capital; our ability to attract and retain key employees to execute our strategy; our ability to maintain positive relationships with our network of third-party transportation providers; our ability to attract and retain qualified drivers; litigation, including litigation related to alleged misclassification of independent contractors; labor matters, including our ability to manage our subcontractors, and risks associated with labor disputes at our customers and efforts by labor organizations to organize our employees; risks associated with our self-insured claims; risks associated with defined benefit plans for our current and former employees; fluctuations in currency exchange rates; fluctuations in fixed and floating interest rates; our ability to execute our growth strategy through acquisitions; fuel price and fuel surcharge changes; weather and other service disruptions; governmental regulation; and governmental or political actions, including the United Kingdom's likely exit from the European Union. All forward-looking statements set forth in this document are qualified by these cautionary statements and there can be no assurance that the actual results or developments anticipated by us will be realized or, even if substantially realized, that they will have the expected consequences to or effects on us or our business or operations. Forward-looking statements set forth in this presentation speak only as of the date hereof, and we do not undertake any obligation to update forward-looking statements to reflect subsequent events or circumstances, changes in expectations or the occurrence of unanticipated events, except to the extent required by law.

XPO’s Track Record: Say It, Do It For 2012, 2013, 2014, 2015: Met or exceeded every financial target For 2016, expect to achieve targets once again: At least $1.245 billion of adjusted EBITDA At least $175 million of free cash flow | Investor Presentation February 2017

On Track for EBITDA Targets in 2017 and 2018 $1.350 billion target for 2017 adjusted EBITDA $1.575 billion target for 2018 adjusted EBITDA Trajectory: 17% annual YOY growth in adjusted EBITDA will add $200 million or more each year 10% target margin for full year 2018 will increase current 8% margin by 200 basis points | Investor Presentation February 2017

The Strategy Is Working Leadership positions in fast-growing sectors of transportation and logistics Integrated network of people, technology and assets Numerous company-specific margin improvement opportunities independent of the macro Significant operating leverage | Investor Presentation February 2017

XPO Is High Growth and High Returns Three key drivers Industry-leading commitment to technology Largest outsourced e-fulfillment provider in Europe, and a significant e-commerce player in North America Massive capacity and expertise brought to bear for over 50,000 customers | Investor Presentation February 2017

We’re Just Getting Started 63% of Fortune 100 companies do business with XPO Large opportunity to grow share of wallet with our existing customer base We have just 1.5% share of trillion dollar addressable market We expect to grow adjusted EBITDA faster than any of our competitors in 2017 and 2018 | Investor Presentation February 2017